Financial Instruments - Changes in Fair Value of Asset (Liability) Measured on Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair value at beginning of period	$ 1,100	$ (600)
Realized and unrealized gains included in earnings	5,221	2,607
Settlements	23	(907)
Fair value at end of period	$ 6,344	$ 1,100